Financial instruments	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
Financial instruments	Financial instruments
(i)    Financial risk management
The Group’s activities expose it to a variety of financial risks: credit risk, market risk (including foreign exchange risk, cash flow or fair value interest rate risk, and price risk), liquidity risk and fraud risk. The Group’s overall financial risk management program seeks to remove or at least minimize potential adverse effects from its financial results. The Group uses derivative financial instruments to mitigate certain risk exposures. It is the Group’s policy that no trading in derivatives for speculative purposes may be undertaken.
Financial risk management is carried out by the global treasury department (“Global treasury”) on the Group level, designed by the integrated risk management team and approved by the Board of Directors. Global treasury identifies, evaluates, and hedges financial risks in close co-operation with the Group’s operating units. On the specific level of the subsidiaries, mostly the operations related to merchant acquiring operation in Brazil, the local treasury department (“Local Treasury”) executes and manages the financial instruments under the specific policies, respecting the Group’s strategy. The Board provides written principles for overall risk management, as well as written policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, anti-fraud, use of derivative financial instruments and non-derivative financial instruments, and investment of surplus liquidity.
The global spread of the COVID-19 pandemic, has negatively impacted the global economy, disrupted supply chains, and created significant volatility in global financial markets, it has resulted in the temporary or permanent closure of many clients’ stores or facilities. Furthermore, if the clients’ businesses continue to be adversely affected, default rates of the credit solutions will likely rise. Additionally, continued turbulence in capital markets may adversely affect the ability to access capital to meet liquidity needs, execute the existing strategy, pursue further business expansion and maintain revenue growth. The risks are being monitored closely, and the Group intends to follow health and safety guidelines as they evolve.
a)    Credit risk
Credit risk is defined the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. Credit risk arises from the group’s exposures to third parties, including in positions classified in cash and cash equivalents, derivative financial instruments and deposits with banks and other financial institutions, as well as from its operating activities, primarily related to accounts receivable from financial institutions licensed by card companies, including outstanding receivables and commitments.
The carrying amount of financial assets reflects the expected credit exposure.
Financial instruments and cash deposits
Credit risk from balances with banks and financial institutions is managed by the Global treasury department and supervised by the integrated risk management team, in accordance with the Group’s internal policies. Investments of surplus funds and use of derivative instruments are only conducted with carefully selected financial institutions.
Accounts receivable from card issuers
The Group, in accordance with the rules established by payment scheme networks, have instruments to mitigate the risks of accounts receivable from financial institutions licensed by card companies. The Group’s receivables from card issuers are backed by requirements on card issuers to maintain guarantees - collateral or bank - considering the credit risk of the issuer, sales volume and the residual risk of default of cardholders. This requirement is mandatory for all issuers determined to have credit risk and the amounts are reviewed periodically by the card companies and the Group. To-date, the Group has not incurred in losses from card issuer receivables.
Loans designated at FVPL
The Group's credit risk policy is based on the following internal criteria: classification of customers, usage of the acquiring solution, historical payments performance and trends, default rates, risk adjusted return on allocated economic capital and external factors such as: interest rates, benchmark default levels, consumption seasonality, among others.
The Group strictly controls the credit exposure of customers and counterparties, acting to manage expected default levels on a timely basis. Losses are based on the customer's payment history and expected payment patterns per risk and transactions profile.
b)    Market risk
Market risk is the risk that arises on the possibility of financial loss on the fair value or future cash flows of any financial instrument due to changes in market conditions.
On the ordinary course of the business, the Group incurs in financial transactions subject to market variables, therefore exposed to market risk. Global treasury manages those exposures to minimize the impacts of fluctuations of market prices on the Group’s activities.
Market risk comprises mainly: foreign exchange risk, interest rate risk and equity price risk. The effects of market factors on the financial statements are discussed below.
Financial instruments affected by market risk include loans and borrowings, deposits, derivative financial instruments, cash and cash equivalents denominated in foreign currencies, short-term investments denominated in foreign currencies.
Interest rate risk
Short-term investments, loans and financing, and obligations to FIDC quota holders accrues interest at the CDI rate, the Brazilian benchmark floating rate, therefore they incur in future cash flow risk, but do not incur in fair value risk.
The Group’s interest rate risk arises mainly from the discount rate applied to determine the fair value of the Accounts receivable from card issuers. Due to its short duration the impact on the Group’s financial statements would be relatively low.
Foreign currency risk
The Group incurs on foreign operation, mainly investments, supplier payments, which are settled in U.S. Dollars, and acquisition of Pin Pads & POS, which are indexed to U.S. dollars. The Global treasury strategy is to hedge the foreign denominated instruments with foreign exchange derivatives to mitigate the effect of the volatility on any currency other than Brazilian Reais. The total foreign currency results on the year ended December 31,2020 was of 8,286 a relatively low financial result, despite high volatility observed on the USD/BRL pair on the same period, showing a well-balanced risk management. Moreover, the TPV settled in foreign currencies is internalized to Brazilian Reais.
The Group’s exposure to foreign currency changes for all other currencies is not material.
Equity price risk
Equity price risk is the risk that the fair value of equities decreases as the result of changes in the level of equity indices and individual stocks. The Group incurs in equity price risk, as it holds, as of December 31, 2020, R$ 978,169 in listed and non-listed equity securities.
Risk Assessment: Value-at-Risk and Scenario Analysis
Market risk is managed and monitored using value-at-risk (“VaR”), that reflects the interdependency between risk variables.
Market risk is managed and monitored, by risk factor, using the value-at-risk (“VaR”) methodology. To integrate all the risk factors, the Group adopts a more conservative approach which consists in summing up all the individual figures.
The Group conducts a study on how market variables would impact the group’s financial statements. Based on Value-at-Risk models and the stressed scenario of the COVID-19 outbreak on the last two weeks of March 2020, the Group can assess its drawdown on adverse market conditions.

Risk Factor	Asset/ Liability	VaR 1 day	VaR 10 days	VaR 60 days	COVID-19 Outbreak
Interest rates	Account receivables from credit card issuers	1,094	5,820	15,801	17,077
Credit spread on interest rates	Account receivables from credit card issuers	252	797	1,951	4,030
Foreign currency exchange	USD denominated assets/liabilities	24	75	183	177
Equity price (i)	Listed securities	32,749	103,562	253,676	259,050
(i)The Group holds positions on equity of Linx S.A. (B3: LINX3; NYSE: LINX). Despite the market movements on the price of this security, the market risk incurred by this position is mitigated since the business combination with the Company was approved on the Linx Extraordinary Shareholders meeting on November 17th, 2020 and the price the Company will pay to the current shareholders was determined. The transaction is conditioned to the approval by the Brazilian antitrust authority (CADE), but the Company does not expect any antitrust concerns.

The VaR figures are calculated based on historical data and are suited to estimate the potential financial loss incurred by the company using a level of confidence of 98% on normal market conditions.
The VaR figures are reliable only on normal market conditions, thereby underestimates the large market movements caused by turmoil events on financial markets. To address for this issue, the Group also calculates a stressed scenario, that simulates the effects of the last two weeks of March 2020, on which the COVID-19 outbreak impacted the global financial markets.
c)    Liquidity risk
Cash flow forecasting is performed in the operating entities of the Group and aggregated by the Group’s finance team. Group’s finance team monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities at all times so that the Group does not breach borrowing limits or covenants (where applicable) on any of its borrowing facilities. Such forecasting takes into consideration the Group’s debt financing plans, covenant compliance, compliance with internal balance sheet ratio targets and, if applicable, external regulatory or legal requirements - for example, currency restrictions.
Surplus cash held by the operating entities over and above the balance required for working capital management is transferred to the Local treasury department. Local treasury department invests surplus cash in interest-earning bank accounts, time deposits, money market deposits and marketable securities, choosing instruments with appropriate maturities or sufficient liquidity to provide adequate margin as determined by the above-mentioned forecasts. At the balance sheet date, the Group held short term investments of R$8,128,058 (2019 - R$2,937,029) that are expected to readily generate cash inflows for managing liquidity risk.
As mentioned in note 1.5, the Group entered in a transaction to acquire Linx and is pending antitrust approval (CADE) and certain other conditions, if CADE does not approve the transaction a compensatory break fee equal to R$ 453,750 thousand will be payable by the Group to Linx.
The table below analyzes the Group’s non-derivative financial liabilities based on the remaining period at the balance sheet date to the contractual maturity date. Derivative financial liabilities are not included in the analysis as their contractual maturities are not essential for an understanding of the timing of the cash flows. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than one year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years

At December 31, 2020
Accounts payable to clients	9,172,353	—	—	—
Trade accounts payable	180,491	—	—	—
Loans and financing	1,197,522	460,318	29,511	41,301
Obligations to FIDC quota holders	2,065,493	1,334,787	1,213,563	—
Other liabilities	586,507	284,972	—	—

	Less than one year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years

At December 31, 2019
Accounts payable to clients	6,500,071	—	—	—
Trade accounts payable	97,825	—	—	—
Loans and financing	2,947,811	29,762	20,643	37,078
Obligations to FIDC quota holders	2,090,894	1,620,000	—	—
Other liabilities	80,619	5,051	—	—
d)    Fraud risk
The Group’s exposure to operational risk from fraud is the risk that a misuse, or a wrongful or criminal deception will lead to a financial loss for one of the parties involved on a bankcard transaction. Fraud involving bankcards includes unauthorized use of lost or stolen cards, fraudulent applications, counterfeit or altered cards, and the fraudulent use of a cardholder’s bankcard number for card-not-present transactions.
While the costs of most fraud involving bankcards remain with either the issuing financial institution or the client, the Group is occasionally required to cover fraudulent transactions in the following situations:
•Where clients also contract anti-fraud services rendered by the Group entities; or
•Through the chargeback process if the Group does not follow the minimum procedures, including the timely communication to all involved parties about the occurrence of a fraudulent transaction.
The Group is also exposed to potential liability when fraudulent agents use false identities to access our credit and banking products, which could increase our credit risk exposure as well as our liability towards clients and third parties in case of any damages. Criminals are using increasingly sophisticated methods to engage in illegal activities such as counterfeiting and fraud. Failure to effectively manage risk and prevent fraud would increase our credit liabilities and default rates on our credit solutions, and subject us to potential fines by regulators.
e)    Collateral
The Group has pledged part of its accounts receivable from card issuers in order to fulfil the collateral requirements for the loan contract with private entity (Note 18 (f)).
(ii)    Financial instruments by category
a)Assets as per statement of financial position

	Amortized cost	FVPL	FVOCI	Total

At December 31, 2020
Short-term investments	—	7,149,889	978,169	8,128,058
Accounts receivable from card issuers	—	—	16,307,155	16,307,155
Trade accounts receivable	151,271	1,646,685	—	1,797,956
Derivative financial instruments	—	42,931	172	43,103
Receivables from related parties	7,200	—	—	7,200
Other assets (i)	895,216	—	—	895,216
	1,053,687	8,839,505	17,285,496	27,178,688
At December 31, 2019
Short-term investments	—	2,926,509	10,520	2,937,029
Accounts receivable from card issuers	—	—	14,066,814	14,066,814
Trade accounts receivable	124,756	124,661	—	249,417
Derivative financial instruments	—	14,062	—	14,062
Receivables from related parties	12,837	—	—	12,837
Other assets	151,030	—	—	151,030
	288,623	3,065,232	14,077,334	17,431,189
(i)    Included in Other assets there is an amount of R$ 714,907 (2019 – R$ 62,434) related to the banking solutions operation. This operation is subject to BACEN rules which determine that the entity must maintain amounts invested in public bonds or similar investments to cover amounts deposited by the customers.
b)Liabilities as per statement of financial position

	Amortized cost	FVPL	FVOCI	Total

At December 31, 2020
Accounts payable to clients	9,172,353	—	—	9,172,353
Trade accounts payable	180,491	—	—	180,491
Loans and financing	1,709,100	—	—	1,709,100
Obligations to FIDC quota holders	4,374,550	—	—	4,374,550
Derivative financial instruments	—	13,574	2,659	16,233
Other liabilities (ii)	602,318	269,162	—	871,480
	16,038,812	282,736	2,659	16,324,207
At December 31, 2019
Accounts payable to clients	6,500,071	—	—	6,500,071
Trade accounts payable	97,825	—	—	97,825
Loans and financing	3,035,294	—	—	3,035,294
Obligations to FIDC quota holders	3,710,894	—	—	3,710,894
Derivative financial instruments	—	1,354	—	1,354
Other liabilities	85,670	—		85,670
	13,429,754	1,354	—	13,431,108
(ii)    Included in Other liabilities there is an amount of R$ 576,139 (2019 – R$ 59,785) related to the banking solutions operation. The amount represents the deposits made by the customers subscribed to this solution.
(iii)    Fair value estimation
a)    Fair value measurement
The table below presents a comparison by class between book value and fair value of the financial instruments of the Group:

	2020			2019
	Book value	Fair value	Hierarchy level	Book value	Fair value	Hierarchy level
Financial assets
Short-term investments (1)	8,128,058	8,128,058	I /II	2,937,029	2,937,029	I /II
Accounts receivable from card issuers (2)	16,307,155	16,307,155	II	14,066,814	14,066,814	II
Trade accounts receivable (3) (4)	1,797,956	1,797,956	II / III	249,417	249,417	II
Derivative financial instruments (5)	43,103	43,103	II	14,062	14,062	II
Receivables from related parties (3)	7,200	7,200	II	12,837	12,837	II
Other assets (3)	895,216	895,216	II	151,030	151,030	II
	27,178,688	27,178,688		17,431,189	17,431,189
Financial liabilities
Accounts payable to clients (7)	9,172,353	9,004,825	II	6,500,071	6,380,302	II
Trade accounts payable (3)	180,491	180,491	II	97,825	97,825	II
Loans and financing (6)	1,709,100	1,697,588	II	3,035,294	3,041,500	II
Obligations to FIDC quota holders (6)	4,374,550	4,395,035	II	3,710,894	3,709,871	II
Derivative financial instruments (5)	16,233	16,233	II	1,354	1,354	II
Other liabilities (3) (8)	871,480	871,480	II/III	85,670	85,670	II
	16,324,207	16,165,652		13,431,108	13,316,522
(1)    Short-term investments are measured at fair value. Listed securities are classified as level I and unlisted securities classified as level II, for those the fair value is determined using valuation techniques, which employ the use of market observable inputs.
(2)    Accounts receivable from card issuers are measured at FVOCI as they are held to both, collect contractual cash flows and be sold. Fair value is estimated by discounting future cash flows using market rates for similar items.
(3)    The carrying values of trade accounts receivable (except Loans designated at FVPL, detailed in item (4)), receivables from related parties, other assets, trade accounts payable and other liabilities are measured at amortized cost, less the provision for impairment and adjustment to present value, when applicable. The carrying values are assumed to approximate their fair values, taking into consideration the realization of these balances, and settlement terms do not exceed 60 days. These amounts are classified as level II in the hierarchy level.
(4)    Included in Trade accounts receivable there are Loans designated at FVPL with an amount of R$ 1,646,685, which are measured at fair value through profit or loss and are valued using valuation techniques, which employ the use of market unobservable inputs, and therefore is classified as level III in the hierarchy level.

At December 31, 2019	124,661
Additions	2,496,846
Settlements	(987,283)
Fair value recognised in the statement of profit or loss as Financial income	12,461
At December 31, 2020	1,646,685
The significant unobservable inputs used in the fair value measurement of Loans designated at FVPL categorized within Level III of the fair value hierarchy, are based on expected loss rate and the discount rate used to evaluate the asset.
The group has performed sensitivity analysis considering an increase of 500 basis points in discount rate and an increase of 15% in expected loss rate. The result was a decrease of Loans designated at FVPL in the total amount of R$ 19,140.
(5)    The Group enters derivative financial instruments with financial institutions with investment grade credit ratings. Non-deliverable forward contracts are valued using valuation techniques, which employ the use of market observable inputs. Cash flow hedge instruments are classified as FVOCI (Note 27 (iv)).
(6)    Loans and financing, and obligations to FIDC quota holders are measured at amortized cost. Fair values are estimated by discounting future contractual cash flows at the interest rates available in the market that are available to the Group for similar financial instruments.
(7)    Accounts payable to clients are measured at amortized cost. Fair values are estimated by discounting future contractual cash flows at the average of interest rates applicable in prepayment business.
(8)    There are contingent considerations included in other liabilities arising on business combinations that are measured at FVPL. Fair values are estimated in accordance with pre-determined formulas explicit in the contracts with selling shareholders (more details in Note 5). The amount as of December 31, 2020 is R$ 269,162 and is classified as level III in the hierarchy level. The movement of the contingent consideration is summarized as follows:

At December 31, 2019	—
Initial recognition originated from business combination	261,244
Recognised in the statement of profit or loss as Financial expenses, net	7,918
At December 31, 2020	269,162
The significant unobservable inputs used in the fair value measurement of contingent consideration categorized within Level III of the fair value hierarchy are based on projections of revenue, net debt, number of clients, net margin and the discount rates used to evaluate the liability.
The group has performed sensitivity analysis considering an increase of 5% and a decrease of 10% in projections of revenue, net debt, number of clients and an increase and decrease of 200 basis points in discount rates. The result was an increase of contingent consideration in the total amount of R$ 10,756 considering increase in unobservable inputs and a decrease of contingent consideration in the total amount of R$ 42,015 considering decrease in unobservable inputs.
For disclosure purposes, the fair value of financial liabilities is estimated by discounting future contractual cash flows at the interest rates available in the market that are available to the Group for similar financial instruments. The effective interest rates at the balance sheet dates are usual market rates and their fair value does not significantly differ from the balances in the accounting records.
For the years ended December 31, 2020 and 2019, there were no transfers between Level I and Level II fair value measurements and between Level II and Level III fair value measurements.
(iv)    Hedge accounting
The Company entered hedge operations for highly probable transactions related to the purchases of Pin Pads & POS subject to foreign exchange exposure using Non-Deliverable Forward (“NDF”) contracts. The transactions have been elected for hedge accounting and classified as cash flow hedge in accordance with IFRS 9. The details of the operations and position of asset, liability and equity as of December 31, 2020 are summarized as follows:

Settled transactions
Counterparty	Notional in US$ (a)	Contracted exchange rate (R$ per US$ 1.00)	Notional in R$ (a)	Trade date	Due date	Fair value as of December 31, 2020 – Asset / (Liability)	Effective portion – Gain / (Loss) (b)	Ineffective portion – Revenue / (Expense) (c)

Banco BTG Pactual S.A.	2,863	5.84	16,719	15-May-20	01-Jun-20	—	(1,065)	(120)
Banco BTG Pactual S.A.	2,553	5.85	14,922	15-May-20	01-Jul-20	—	(898)	(45)
Banco BTG Pactual S.A.	2,473	5.85	14,477	15-May-20	03-Aug-20	—	(1,317)	(645)
Banco BTG Pactual S.A.	3,139	5.86	18,389	15-May-20	01-Sep-20	—	(388)	(960)
Banco Safra S.A.	3,820	5.87	22,425	15-May-20	01-Oct-20	—	(517)	(362)
Banco Safra S.A.	4,240	5.87	24,911	15-May-20	03-Nov-20	—	(671)	234
Banco BTG Pactual S.A.	3,187	5.32	16,965	02-Jun-20	01-Dec-20	—	477	(452)
Banco BTG Pactual S.A.	1,070	5.40	5,778	07-Jul-20	01-Dec-20	—	173	(244)
Banco BTG Pactual S.A.	(1,400)	5.30	(7,414)	05-Aug-20	01-Oct-20	—	—	(483)
Banco Safra S.A.	(800)	5.30	(4,242)	05-Aug-20	03-Nov-20	—	—	(375)
Banco Safra S.A.	(1,100)	5.30	(5,831)	05-Aug-20	01-Dec-20	—	—	(34)
Banco Votorantim S.A.	(2,420)	5.60	(13,550)	21-Aug-20	01-Oct-20	—	—	(100)
Banco BTG Pactual S.A.	(3,440)	5.61	(19,296)	21-Aug-20	03-Nov-20	—	—	(559)
Banco Safra S.A.	(3,160)	5.61	(17,743)	21-Aug-20	01-Dec-20	—	—	895
						—	(4,206)	(3,250)
(a)    Negative amounts represents either (i) hedge transactions designated due to reduction in the estimates of future purchases of Pin Pads & POS or (ii) early settlement of purchases forecasted - on August 21, 2020, the Company anticipated payments for the providers of Pin Pads & POS, and due to that, had no more exposure to foreign exchange. Therefore, the Company designated hedge operations to eliminate the exchange variation of the original hedges.
(b)    Initially recognized in equity, in “Other comprehensive income”, but subsequently (when settled) reclassified to “Property and equipment”, in the statement of financial position. In accordance with IFRS 9, the amount that has been accumulated in the cash flow hedge reserve shall be directly included in the carrying amount of the related asset if the hedged forecast transaction results in the recognition of a non-financial asset.
(c)    Recognized in the statement of profit or loss, in “Financial expenses, net”. The ineffectiveness is due to (i) a smaller volume of purchases of Pin Pads & POS than the hedged volume, (ii) a commercial discount in the purchase moment, (iii) hedge transactions designated due to reduction in the estimates of future purchases of Pin Pads & POS and (iv) anticipated payments for the providers of Pin Pads & POS.

Unsettled transactions
Counterparty	Notional in US$ (d)	Contracted exchange rate (R$ per US$ 1.00)	Notional in R$ (d)	Trade date	Due date	Fair value as of December 31, 2020 – Asset / (Liability)	Effective portion – Gain / (Loss) (e)	Ineffective portion – Revenue / (Expense) (f)

Asset
Banco BTG Pactual S.A.	(1,100)	5.31	(5,837)	05-Aug-20	04-Jan-21	121	—	121
Banco Safra S.A.	(600)	5.26	(3,158)	17-Sep-20	04-Jan-21	39	—	39
Banco Votorantim S.A.	(150)	5.26	(790)	17-Sep-20	01-Feb-21	12	—	12
						172	—	172
Liability
Banco BTG Pactual S.A.	3,951	5.40	21,340	07-Jul-20	04-Jan-21	(806)	(459)	(347)
Banco Safra S.A.	2,900	5.33	15,450	05-Aug-20	01-Feb-21	(418)	(397)	(21)
Banco Votorantim S.A.	1,900	5.27	10,020	17-Sep-20	01-Mar-21	(165)	(165)	—
Banco Votorantim S.A.	2,900	5.63	16,333	21-Oct-20	01-Apr-21	(1,270)	(1,270)	—
						(2,659)	(2,291)	(368)
Net amount						(2,487)	(2,291)	(196)
(d)    Negative amounts represent hedge transactions designated due to reduction in the estimates of future purchases of Pin Pads & POS.
(e)    Recognized in equity, in “Other comprehensive income”, net of tax. The table presents gross amounts. The amount net of tax, presented in the statement of other comprehensive income, is R$(1,512).
(f)    Recognized in the statement of profit or loss, in “Financial expenses, net”. The ineffectiveness is due to a reduction in the estimates of future purchases of Pin Pads & POS.
(v)    Offsetting of financial instruments
Financial asset and liability balances are offset (i.e. reported in the consolidated statement of financial position at their net amount) only if the Company and its subsidiaries currently have a legally enforceable right to set off the recognized amounts and intend either to settle on a net basis, or to realize the asset and settle the liability simultaneously.
As of December 31, 2020, and 2019, the Group has no financial instruments that meet the conditions for recognition on a net basis.
(vi)    Capital management
The Group’s objectives when managing capital are to safeguard its ability to continue as a going concern to provide returns for shareholders and benefits for other stakeholders, to maintain an optimal capital structure to reduce the cost of capital, and to have resources available for optimistic opportunities.
In order to maintain or adjust the capital structure of the Group, management can make, or may propose to the shareholders when their approval is required, adjustments to the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce, for example, debt.
The Group monitors capital based on the adjusted net cash / net debt. Adjusted net cash / net debt is calculated as adjusted cash (including cash and cash equivalents, short-term investments and accounts receivable from card issuers as shown in the consolidated statement of financial position), net of adjusted debt (including accounts payable to clients, current and non-current loans and financing and obligations to FIDC quota holders as shown in the consolidated statement of financial position).
The Group’s strategy is to keep a positive adjusted net cash. The adjusted net cash as of December 31, 2020 and 2019 was as follows:

	2020	2019

Cash and cash equivalents	2,446,990	968,342
Short-term investments	8,128,058	2,937,029
Accounts receivable from card issuers	16,307,155	14,066,814
Loans designated at FVPL	1,646,685	124,661
Derivative financial instruments (a)	24,992	12,348
Adjusted cash	28,553,880	18,109,194

Accounts payable to clients	(9,172,353)	(6,500,071)
Loans and financing (b)	(1,534,239)	(2,912,033)
Obligations to FIDC quota holders	(4,374,550)	(3,710,894)
Derivative financial instruments	(16,233)	(1,354)
Adjusted debt	(15,097,375)	(13,124,352)
Adjusted net cash	13,456,505	4,984,842
(a)    Refers to economic hedge of cash and cash equivalents and short-term investments denominated in U.S. dollars;
(b)    Loans and financing were reduced by the effects of leases liabilities recognized under IFRS 16.
Although capital is managed considering the consolidated position, the subsidiaries Stone and MNLT maintain a minimum equity, within the working capital requirements for Accrediting Payment Institutions under the Brazilian Central Bank (“BACEN”) regulations, corresponding to at least 2% of the monthly average of the payment transactions in past 12 months. The subsidiary Stone SCD also maintains a minimum equity required by BACEN for companies that offer credit by its own capital.